THE MANAGERS FUNDS               FILE NO. 2-
              MONEY MARKET FUND                84012
                                               811-3752
        Supplement dated June 4, 1996          Rule 497-c
       to Prospectus dated May 1, 1996

The date of the Prospectus and Statement of Additional Information is changed from April
1, 1996 to May 1, 1996.

The Prospectus is hereby supplemented as follows:

Effective June 17, 1996, and through November
30, 1996, the Fund Administrator has agreed to waive its administrative fee. The Fund
Administrator has also agreed, until further notice and at its discretion, to absorb or otherwise reimburse the Fund for certain fees and expenses. Accordingly, the table on page
2 of this Prospectus is revised as follows:

ANNUAL OPERATING EXPENSES*:
                           Total
     Management Other     Operating
     Fee**      Expenses  Expenses
     0.13%      0.55%     0.68%***

* Expenses are expressed as a percentage of average net assets of the Fund for its most recent fiscal year, adjusted assuming (i) the Fund had invested all of its assets in the Portfolio for the entire year and (ii) the Fund Administrator had waived its fee. These figures do not reflect the impact of additional expense limitations and reimbursements which the Administrator may have in place. See "Management of the Fund and Portfolio."

**Management fee is paid at the Portfolio level to the Portfolio's Adviser, Morgan
Guaranty Trust Company of New York.

***Total Operating Expenses reflect the
current waiver of the Fund's administrative fees, but do not include any expense reimbursements that the Fund Administrator may choose to make. In the absence of the Administrative fee waiver, Other Expenses and Total Operating Expenses, based on fiscal 1995
Fund average net assets of $13 million and Portfolio average net assets of $2.9 billion, would be 0.80% and 0.93%, respectively. As discussed above, actual expenses may be lower due to additional expense limitations and reimbursements made by the Administrator.

THE CURRENT FEE WAIVERS AND EXPENSE
LIMITATIONS MAY BE MODIFIED OR TERMINATED AT
ANY TIME AT THE SOLE DISCRETION OF THE FUND
ADMINISTRATOR.  SHAREHOLDERS WILL BE NOTIFIED
OF ANY SUCH MODIFICATION OR TERMINATION, ON OR
ABOUT THE TIME IT BECOMES EFFECTIVE.


June 4, 1996